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                                                                    Exhibit 10.2

                                 FIRST AMENDMENT
                                       TO
                COMMERCIAL REVOLVING LOAN AND SECURITY AGREEMENT

     This Amendment is made as of the 1st day of June, 2002, by and between Netplex Systems, Inc., a Delaware corporation (the "Borrower"), and American Commercial Finance Corporation, a Delaware corporation (the "Lender").

                                    Recitals

     The Borrower and the Lender have entered into a Commercial Revolving Loan and Security Agreement dated as of April 27, 2001, as amended (the "Agreement").

     The Borrower may request certain advances from the Lender from time to time pursuant to the Agreement and the Lender may, in its discretion, choose to make loans to the Borrower pursuant to the Agreement. The Lender may demand repayment of the loans at any time pursuant to the terms of the Agreement.

     The loan advances under the Agreement are evidenced by the Borrower's Revolving Promissory Note dated as of April 27, 2001, in the maximum principal amount of Three Million ($3,000,000.00) Dollars and payable to the order of the Lender (the "Note").

     All indebtedness of the Borrower to the Lender is secured pursuant to the terms of the Agreement and all other security documents (collectively, the "Security Documents") and is guaranteed pursuant to the unconditional guaranty of the Guarantor defined therein (the "Guarantor").

     The Borrower has requested that certain amendments be made to the Agreement, which the Lender is willing to make pursuant to the terms and conditions set forth herein.

     NOW, THEREFORE, in consideration of the premises and of the mutual covenants and agreements herein contained, it is agreed as follows:

     1. Terms used in this Amendment which are defined in the Agreement shall have the same meanings as defined therein, unless otherwise defined herein.

     2. The Agreement is hereby amended as follows:

          (a) Section 1.1(1) is hereby stricken in its entirety and the following new Section 1.1(1) substituted therefor:

               "(f) "Borrowing Base" shall mean an amount equal to the lesser of(i) One Million ($1,000,000.00) Dollars, or (ii) an amount equal to eighty (80%) percent of Eligible Accounts."

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          (b) Section 3.1(a) is hereby stricken in its entirety and the following new Section 3.1(a) substituted therefor:

               "(a) Interest Rates. So long as no Defaulting Event has occurred, the Loans shall bear interest (from the date made through and including the date of payment in full) at a floating rat per annum equal to one and three-quarters of one percentage points (1.75%) above the Prime Rate, on the greater of (i) the actual aggregate monthly balance outstanding under the loans, or (ii) a minimum assumed aggregate monthly loan balance of Six Hundred Thousand ($600,000.00) Dollars (the "Minimum Balance")."

          (c) Exhibit A attached to the Agreement is hereby stricken in its entirety and the Note attached hereto as Exhibit A substituted therefor.

     3. Except as explicitly amended by this Amendment, all of the terms and conditions of the Agreement shall remain in full force and effect and shall apply to any advance thereunder.

     4. This Amendment shall be effective upon receipt by the Lender of an executed original hereof; together with each of the following, each in substance and form acceptable to the Lender in its sole discretion:

     (a) The replacement note substantially in the form of Exhibit A hereto, duly executed on behalf of the Borrower (the "Replacement Note").

     (b) The Acknowledgment and Agreement of the Guarantor set forth at the end of this Amendment, duly executed by the Guarantor.

     5. The Borrower hereby represents and warrants to the Lender as follows:

     (a) The Borrower has all requisite power and authority to execute this Amendment and the Replacement Note and to perform all of its obligations hereunder, and this Amendment and the Replacement Note have been duly executed and delivered by the Borrower and constitute the legal, valid and binding obligation of the Borrower, enforceable in accordance with their terms.

     (b) The execution, delivery and performance by the Borrower of this Amendment and the Replacement Note have been duly authorized by all necessary corporate action and do not (i) require any authorization, consent or approval by any governmental department, commission, board, bureau, agency or instrumentality, domestic or foreign, (ii) violate any provision of any law, rule or regulation or of any order, writ, injunction or decree presently in effect, having applicability to the Borrower, or the Articles of Organization or By-Laws of the Borrower, or (iii) result in a material breach of or constitute a material default under any indenture or

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          loan or Agreement or any other agreement, lease or instrument to which the Borrower is a party or by which it or its properties may be bound or affected.

     (c) All of the representations and warranties contained in Article IV of the Agreement are correct on and as of the date hereof as though made on and as of such date, except to the extent that such representations and warranties relate solely to an earlier date.

     (d) (i) The resolutions of the board of directors of the Borrower attached to the Secretary's Certificate dated as of October 15, 2001 and delivered to the Lender in connection with the change of the Borrower's state of incorporation (the "Certificate") are in full force and effect, (ii) the Articles of Organization and By-Laws of the Borrower, which were certified and delivered to the Lender pursuant to the Certificate, continue in full force and effect and have not been amended or otherwise modified except as set forth in the Certificate to be delivered, and (iii) the officers and agents of the Borrower who have been certified to the Lender pursuant to the Certificate as being authorized.

     6. All references in the Agreement to "this Agreement" shall be deemed to refer to the Agreement as amended hereby. Upon the satisfaction of each of the conditions set forth in Paragraph 4 hereof, the definition of "Note" and all references thereto in the Agreement shall be deemed amended to describe the Replacement Note, which Replacement Note shall be issued by the Borrower to the Lender in replacement, renewal and amendment, but not in repayment, of the Note.

     7. The execution of this Amendment and acceptance of the Replacement Note and any documents related hereto shall not be deemed to be a waiver of any Defaulting Event or Event of Default under the Agreement or breach, default or event of default under any other document held by the Lender, whether or not known to the Lender and whether or not existing on the date of this Amendment. The Lender now currently knows of no Defaulting Events or Events of Default which exist under the Agreement.

     8. Excepting only the contractual obligations to be performed by the Lender for the Borrower as expressly stated in the Agreement, the Borrower hereby absolutely and unconditionally releases and forever discharges the Lender, and any and all participants, parent corporations, subsidiary corporations, affiliated corporations, insurers, indemnitors, successors and assigns thereof, together with all of the present and former directors, officers, agents and employees of any of the foregoing, from any and all claims, demands or causes of action of any kind, nature or description, whether arising in law or equity or upon contract or tort or under any state or federal law or otherwise, which the Borrower has had, now has or has made claim to have against any such person for or by reason of any act, omission, matter, cause or thing whatsoever arising from the beginning of time to and including the date of this Amendment, whether such claims, demands and causes of action are matured or unmatured or known or unknown.

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     9. The Borrower hereby reaffirms its agreement under the Agreement to pay or reimburse the Lender on demand for all costs and expenses incurred by the Lender in connection with the Agreement and all other documents contemplated thereby, including without limitation all reasonable fees and disbursements of legal counsel. Without limiting the generality of the foregoing, the Borrower specifically agrees to pay all fees and disbursements of counsel to the Lender for the services performed by such counsel in connection with the preparation of this Amendment and the documents and instruments incidental hereto. The Borrower hereby agrees that the Lender may, at any time or from time to time in its sole discretion and without further authorization by the Borrower, make a loan to the Borrower under the Agreement, or apply the proceeds of any loan, for the purpose of paying any such fees, disbursements, costs and expenses.

     10. This Amendment and the Acknowledgment and Agreement of the Guarantor may be executed in any number of counterparts, each of which when so executed and delivered shall be deemed an original and all of which counterparts, taken together, shall constitute one and the same instrument.

     IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the day and year first above written.

                                               NETPLEX SYSTEMS, INC.


                                               By:
                                                  ------------------------------
                                                   Peter Russo, Senior Vice-
                                                   President


                                               AMERICAN COMMERCIAL
                                               FINANCE
                                               CORPORATION


                                               By:
                                                  ------------------------------
                                                   Richard E. Mount, President

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               ACKNOWLEDGMENT AND AGREEMENT OF FIDELITY GUARANTOR

     The undersigned, fidelity guarantors of the validity of the collateral of Netplex Systems, Inc. (the "Borrower") to American Commercial Finance Corporation (the "Lender") pursuant to a separate fidelity guarantees dated as of April 27,2001 as amended by Amendments dated May 15, 2002 ("Fidelity Guaranty"), hereby (i) acknowledge receipt of the foregoing Amendment; (ii) consents to the terms and execution thereof; (iii) reaffirm their obligations to the Lender pursuant to the terms of their Fidelity Guaranty; and (iv) acknowledge that the Lender may amend, restate, extend, renew or otherwise modify the Agreement and any indebtedness or agreement of the Borrower, or enter into any agreement or extend additional or other credit accommodations, without notifying or obtaining the consent of the undersigned and without impairing the liability of the undersigned under their Fidelity Guaranty for all of the present and future collateral reports delivered by the Borrower to the Lender.


                                               ---------------------------------
                                               Peter Russo


                                               ---------------------------------
                                               Gene F. Zaino